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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 17, 2003

                         THE HOUSTON EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

        DELAWARE                        001-11899                 22-2674487
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

   1100 LOUISIANA, SUITE 2000                                  77002-5215
        HOUSTON, TEXAS                                         (Zip Code)
(Address of principal executive
          offices)

       Registrant's telephone number, including area code: (713) 830-6800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 17, 2003, we issued a press release announcing that we completed the redemption of all our $100 million 8 5/8% senior subordinated notes due January 2008. The redemption was funded with a portion of the net proceeds received from our private placement of $175 million 7% senior subordinated notes due June 2013 that was completed on June 10, 2003. Please see
Exhibit 99.1 for a copy of the press release which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press release announcing the completion of the redemption for our $100 million 8 5/8% senior subordinated notes due January 2008.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      THE HOUSTON EXPLORATION COMPANY

                      By: /s/ James F. Westmoreland
                          -----------------------------------------------------
                          James F. Westmoreland
                          Vice President, Chief Accounting Officer and Secretary

Dated: July 17, 2003

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                                 EXHIBIT INDEX

Exhibit
Number                              Description
-------     -----------------------------------------------------------------
99.1        Press release announcing the completion of the redemption for our
            $100 million 8 5/8% senior subordinated notes due January 2008.